Rational Dynamic Brands Fund

(the “Fund”)

Class A Shares: HSUAX	Class C Shares: HSUCX	Institutional Shares: HSUTX

March 3, 2025

The information in this Supplement amends certain information contained in the
Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, dated May 1, 2024, as supplemented

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James Calhoun will no longer serve as a portfolio manager of the Fund. Accordingly, all references in the Summary Prospectus, Prospectus, and SAI to Mr. Calhoun as a portfolio manager of the Fund are hereby deleted as of the Effective Date. The Fund’s other portfolio managers, David Garff and Eric M. Clark, continue to be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Funds each dated May 1, 2024, which provides information that you should know about the Funds before investing. This document is available upon request and without charge by calling the Funds toll-free at 1-800-253-0412 or by writing to Rational Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.